 Exhibit 99.28(a)

Inc. (New Zeal and) 6 Th e voting r igh ts per taining t o SOH GO HO USIN G C O., Ltd . are s plit am ong the other affiliates of Dai -ichi Life Holdings, Inc. as follows : Ins uranc e C ompany and Pr otec tiv e Life and Annuit y In sur anc e Compan y. Based on the State ment of C hanges to Lar ge -Volume Holdings av ailable on the EDINET as of Apr il 1s t, 2021, Eff is simo, a non -affiliated inv es tment mana ger, ma y b e deemed t he benefic ial own er of 10.16% of the c ommon stoc k Organizational Chart of Dai-ichi Life Holdings, Inc., as of March 31, 20211 Corporation3 Life Ins urance (India) Group Pty Lt d. Resea rch Institute Lim ited 2 Solutions Pty Ltd. 1 Ex cept a s othe rwis e indic ated, c hart d oes no t reflec t les s than 50% owner ship intere sts 2 Ins uranc e c ompany 3 Pages 3 – 5 c ontain a lis t of Protec tive Life C orpor ation’s sub sidiaries 4 Th e voting r igh ts per taining t o The D ai-ichi Life Res ear ch Ins titute Inc . are split among 5 Th e voting r igh ts per taining t o Dai-ichi Life Realty Ass et Manag ement Co., L td. are s plit am ong other affiliates of Management (Vie tna m) 7 Th e voting r igh ts per taining t o O.M . Bu ilding Management Inc. ar e s plit among the other affiliates of Dai -ichi Life Holdings, Inc. as follow s: • Th e Dai-ichi Life Ins uranc e Co mpany , Limited – 10% . As suc h, the D ai-ichi gr oup owns 50% of the v oting rights pertaining to O .M. Building Manag ement Inc . * Effiss imo Cap ital Mana gement Pte Ltd. (“ Effiss imo”) and Eff is simo ’s c ontrolling pers ons T akas hi Kous ak a, His aaki Sato , and Yoic hir o Ima i a re c ons idered by the N ew Yor k State Dep artment of F in anc ia l Ser v ic es , for New York ins uranc e r egulatory pur pos es only, to be contr olling per s ons of MO NY Life of Da i-ichi Life Holdings, Inc., inc lud ing r ehy pothec ated s hares . Dai-ichi Life Holdings, Inc.* (Japan) (Ultimate Controlling Person) 99.996% 70% 85.5% Dai-ichi Life Inte rnational Holdings LLC (Japan ) Dai-ichi Life Realty Asset Management 5 Co, Ltd. (Japan ) SOHGO CO., Ltd.HOUSING 6 (Japan ) Dai-ichi Life Insurance 2 (Cambodia) PLC. (Cambodia ) QO Lea d, Ltd. (Japan ) Dai-ichi Life Inte rnational Limited (Japan ) DLI North America Inc. (USA) The Dai-ichi Life Insurance 2 Com pa ny , Limited (Japan ) THE DAI-ICHI BUILDING CO ., LTD. (Japan ) Protective Life (USA) 40% 36.84% 24% 45.94% O.M. Building Management Inc.7 (Japan ) PT Panin Inte rnational (Indone sia ) OCEAN LIFE INS URANCE PUBLIC COMPANY 2 (Thaila nd) TAL Da i-ichi Life Aus tra lia Pty Ltd. (Au stralia) Sta r Union Dai-ichi Com pa ny Lim ite d 2 Dai-ichi Life Inte rnational (Europe) Lim ited (UK) The Neo Firs t Life Insurance Com pa ny , Limited 2 (Japan ) Asteron Life & Supera nnuation Lim ited 2 (Au stralia) TAL Da i-ichi Life (Au stralia) 51.25% TAL Life Lim ited 2 (Au stralia) TAL Distribution Holdings Limited (Au stralia) The Dai-ichi Life 4 (Japan ) Affinia Financial Adv ise rs Lim ite d (Au stralia) TAL Supera nnuation Lim ited (Au stralia) TAL Direct Pty Lim ited (Au stralia) TAL Services (Au stralia) 49% Dai-ichi Life Reinsurance Bermuda Ltd. (Be rmu da) The Dai-ichi Frontie r Life Insurance Co., Ltd. (Japan ) Asset Management One Co., Ltd. (Japan ) TAL Australia Dis tribution Lim ited (Au stralia) InsuranceLine Lim ited (New Zeal and) Inte rnational Life Solutions Proprie tary Limited (So uth Africa) National Fina ncial (Au stralia) Dai-ichi Life Insurance Com pa ny of Vie tna m, Lim ited 2 (Vie tna m) other affiliates of Dai -ichi Life Holdings, Inc. as follows : • TH E DAI-ICH I BUILDIN G C O., L TD. – 26.25% • DAI-ICH I SEI MEI CARD SERVIC E Co., LT D. – 9.58% Life broker Pt y Ltd. (Au stralia) Life broker NZ Ltd. • NIH ON BUSSAN CO ., LT D. – 8.75% • Th e Dai-ichi Life Infor matio n Sys tems Co., Ltd. – 4.17% As suc h, the D ai-ichi gr oup owns 100% of the v oting rights pertaining to T he Dai -ichi Life Res ear ch Ins titute Inc . Dai-ichi Life Holdings, Inc. as follows : • SO HG O H OU SING CO ., Ltd. – 30% . As suc h, the D ai-ichi gr oup owns 100% of the v oting rights pertaining to Da i-ichi Life Realty Ass et Manag ement Co., L td. • Th e Dai-ichi Building Co ., Ltd. – 14.5% . As suc h, the D ai-ichi gr oup owns 100% of the v oting rights pertaining to SO GH O H OU SING CO . Ltd. Dai-ichi Life Vietnam Fund Com pa ny Lim ite d DLI As ia Pac ific Pte. Ltd. (Sin gapore )

• NIHON BUSSAN CO., LTD. – 20% Organizational Chart of Dai-ichi Life Holdings, Inc., as of March 31, 2021% (Japan ) (Myanmar) 1 The voti ng rights pertai ni ng to DAI -ICHI SEIMEI C AR D SERVICE Co., LTD. are split among the other affi liates of Dai-ichi Li fe Hol dings, Inc. as follows: • THE DAI-ICHI BU ILDING CO., LTD. – 11.57% • SOH GO HOUSING C O., Ltd. – 10% • The Dai-ichi Li fe Informati on Systems Co., Ltd. – 3.33% As such, the Dai-ichi group owns 95% of the voting rights pertai ning to D AI-ICHI SEIMEI C AR D SERVICE Co., LTD. 2 The voti ng rights pertai ni ng to Corporate -pension Business Service C o., Ltd. are split among the other affi liates of Dai-ichi Li fe Hol dings, Inc. as follows: • The Dai-ichi Li fe Informati on Systems Co., Ltd. – 1% As such, the Dai-ichi group owns 50% of the voting rights pertai ning to C orporate-pension Business Service C o., Ltd. Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) The Dai-ichi Life Insurance Company, Limited (Japan ) 100% 100% 100% 100% 100% 68 Asset Guardian Company, Lim ited (Japan ) A.F. BUILDING MANAGEMENT CO ., LTD. (Japan ) Dai-ichi Life Business Service Co., Ltd. (Japan ) The Dai-ichi Life Information Sys tems Co., Ltd. (Japan ) Alpha Consulting Co., Ltd. 100% 50.1% 49% 100% Dai-ichi Life Challenged Co., Ltd. (Japan ) DAI-ICHI SE IMEI CARD SERVICE Co., LTD.1 (Japan ) Dai-ichi Smart Small-amount and Short-term Insurance Company, Lim ited (Japan ) Corporate -pension Busines s 32 Service Co., Ltd. (Japan ) Dai-ichi Life Insurance My anm ar Ltd.

 Organizational Chart of Dai-ichi Life Holdings, Inc., as of March 31, 2021 Protective Life and Annuity Insurance Company (AL ) PLC owns 10 0% of non -voti ng p referred stock TIN 63-076 1690 PLICO owns 100 % o f stock NAIC 6023 4 1 insurance company 2 captive i nsurance company Protective Life Corporation (DE) TIN 95-249 2236 Protective Life Insurance Company1 (TN) PLC owns 10 0% of stock TIN 63-016 9720 NAIC 6813 6 West Coa st Life Insura nc e Company1 (NE) PLICO owns 100 % o f stock TIN 94-097 1150 NAIC 7033 5 MONY Life Insuranc e Company1 (NY) PLICO owns 100 % o f stock TIN 13-163 2487 NAIC 6637 0 1 (commerci ally do miciled – NY) PLICO owns 100 % o f vo tin g stock NAIC 8853 6 Protective Finance Corporation (DE) PLICO owns 100 % o f stock TIN 51-037 2969 Protective Finance Corporation II (DE) PLICO owns 100 % o f stock TIN 63-118 7532 Protective Finance Corporation IV (DE) PLICO owns 100 % o f stock TIN 30-055 9075 Golden Gate Captiv e Insurance Company2 (VT) TIN 63-119 1165

 Organizational Chart of Dai-ichi Life Holdings, Inc., as of March 31, 2021 (Be rmu da) TIN 98-151 2479 Warran ty Top co, Inc. owns 100% of stock (Turks & Caicos) TIN 98-015 9153 1 regi stered investment adviser 2 captive i nsurance company 3 Florida speci alty insurer Protective Life Corporation (DE) TIN 95-249 2236 Inve stment Distributors, Inc. (TN) PLC owns 10 0% of stock TIN 63-110 0710 ProEquitie s, Inc .1 (AL ) PLC owns 10 0% of stock TIN 63-087 9387 Protective Re al Est ate Holdings , Inc. (DE) PLC owns 10 0% of stock TIN 52-198 5171 Protective Life Reinsurance Bermuda Ltd. PLC owns 10 0% of stock First Prote ctive Insura nce Group, Inc. (AL ) PLC owns 10 0% of stock TIN 63-084 6761 Warranty Topco, Inc. (DE) PLC owns 10 0% of stock TIN 26-385 4933 Em power Financ ial Re sources, Inc. (DE) PLC owns 10 0% of stock TIN 46-533 1907 (formerly known as Fina nci al L eadership All iance, Inc.) Inte rst ate Na tional Corporation (DE) TIN 20-419 7367 D.R.G., Inc. d/b/a Paym ent Insured Pla n (OR) Inte rstate Nationa l Corp oration owns 100 % of stock TIN 93-116 0837 National Warranty Corp. (OR) Inte rstate Nationa l Corp oration owns 100 % of stock TIN 93-119 8148 Inte rst ate Na tional Dealer Se rvices , Inc. (DE) Inte rstate Nationa l Corp oration owns 100 % of stock TIN 11-307 8398 PIPCO Re insura nce Company, Ltd. Inte rstate Nationa l Corp oration owns 100 % of stock Inte rst ate Administ rative Services, Inc. (DE) INDS owns 10 0% of sto ck TIN 20-154 9705 Inte rst ate Na tional Dealer Se rvices of Florida , Inc.3 (FL) INDS owns 10 0% of sto ck TIN 11-328 4019 LAS AS Technologies, Inc. d/b/a RP M One (FL) INDS owns 10 0% of sto ck TIN 65-086 8022 Warranty Direct , Inc. (DE) INDS owns 10 0% of sto ck TIN 11-327 2124

 Organizational Chart of Dai-ichi Life Holdings, Inc., as of March 31, 2021 PLC owns 10 0% of stock (FL) PAP owns 100% of stock of Florida2 (FL) TIN 41-163 7611 Protective Life Corporation (DE) TIN 95-249 2236 Che sterfie ld Interna tional Reinsurance Limited (Nevis) PLC owns 10 0% of stock TIN 98-045 8684 Dealer Se rvices Reinsurance, Ltd. (Be rmu da) PLC owns 10 0% of stock TIN 98-019 9455 First Prote ction Corporation (MN) PLC owns 10 0% of stock TIN 41-136 8934 Protective Life Insurance Company1 (TN) TIN 63-016 9720 NAIC 6813 6 Protective Property & Casualty Insura nce Company 1 (MO) PLICO owns 100 % o f stock TIN 43-113 9865 NAIC 3576 9 Western Diversified Services, Inc. (IL) PLICO owns 100 % o f stock TIN 36-260 0350 USWC Holding Company (US WC) (FL) PLICO owns 100 % o f stock TIN 20-864 5816 The Advantage Warranty Corporation2 (FL) WDS o wns 100% of stock TIN 36-344 5516 Asset Protection Financia l, Inc. (MO) (formerly L ynd on Fin ancial Cor poration) PPCIC owns 1 00% of stock TIN 43-181 9865 United States Warra nty Corp.2 (FL) USWC owns 1 00% of stock TIN 59-165 1866 New World Warranty Corp.2 (FL) USWC owns 1 00% of stock TIN 20-863 9268 Protective As set Prote ction, Inc . (MO) (formerly L ynd on Insura nce Gr oup, Inc.) PLICO owns 100 % o f stock TIN 43-180 2403 USWC Ins tallme nt Program, Inc. (FL) USWC owns 1 00% of stock TIN 20-864 6196 New World Re3 (NV) USWC owns 1 00% of stock TIN 20-165 4390 Protective Adminis trat ive Services, Inc. (MO) PAP owns 100% of stock TIN 43-172 4227 Western G enera l Warranty Corporation2 PAP owns 100% of stock TIN 59-312 6230 Western G enera l Deale r Services, Inc. (CA) PAP owns 100% of stock TIN 47-093 9814 Lyndon-DFS Administrative Services, Inc. / Services De Gestion Lyndon-DFS , Inc. (CANADA) PAP owns 100% of commo n stock Warranty Bus iness Services Corporation (MO) PAP owns 100% of stock TIN 43-114 2677 First Prote ction Company (MN) TIN 41-170 3034 1 insurance company 2 specialty insurer 3 captive i nsurance company First Prote ction Corporation FPC owns 100% of stock